UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	December 8, 2022

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	NAVB	NYSE American
Preferred Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2022 Annual Meeting of Stockholders on December 8, 2022, the stockholders of the Company took the following actions:

(i)
The stockholders reelected Amit Bhalla and Alexander L. Cappello as directors, for terms of three years expiring in 2025 by a plurality of the votes. There were 13,542,721 votes cast for Mr. Bhalla and 1,539,156 withheld, and there were 10,792,696 votes cast for Mr. Cappello and 4,289,181 withheld.

(ii)
The stockholders approved the amendment of the Company’s 2014 Stock Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares. There were 12,960,027 votes for the proposal, 1,994,018 votes against, 127,832 votes abstained, and there were 6,041,211 broker non-votes.

(iii)
The stockholders approved the Section 382 Rights Agreement, dated as of April 7, 2022, between the Company and Continental Stock Transfer & Trust Company, LLC. There were 13,964,435 votes for the proposal, 917,519 votes against, 199,923 votes abstained, and there were 6,041,211 broker non-votes.

(iv)
The stockholders did not approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of common stock from 300,000,000 to 400,000,000. This proposal required a majority of outstanding shares voted for the proposal in order to pass. There were 15,333,248 votes (47.69%) for the proposal, 5,759,528 votes against, and 30,312 votes abstained.

(v)
The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2022. There were 20,734,043 votes for the proposal, 300,958 votes against, and 88,087 votes abstained.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: December 12, 2022	By:	/s/ Michael S. Rosol
Michael S. Rosol, Ph.D.
Chief Medical Officer
(Principal Executive Officer)

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